Confidential

Presentation regarding:

Project Spirit

PRESENTATION TO THE INDEPENDENT COMMITTEE
OF THE BOARD OF DIRECTORS

March 2, 2000


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Disclaimer

      These materials are based solely on information received from publicly available documents and certain other information provided by the management of C Co. ("C Co." or the "Company"). Salomon Smith Barney Inc. ("Salomon Smith Barney") has had discussions with certain senior officers of C Co., but has not attempted independently to investigate or verify such information, and Salomon Smith Barney does not assume responsibility for the accuracy or completeness of such information. The projections included in these materials have been prepared by the management of C Co. Salomon Smith Barney has relied solely on such projections and, in preparing these materials has assumed that such projections were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of C Co. Projections involve elements of subjective judgment and analysis, and there can be no assurance that such projections will be attained. Salomon Smith Barney expresses no opinion with respect to such projections or the assumptions underlying them. These materials are being furnished and should be considered only in connection with the advice or opinion being provided by Salomon Smith Barney in connection herewith.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Table of Contents

      1     TRANSACTION SUMMARY

      2     EQUITY MARKET REACTION AND UPDATE

      3     HISTORICAL OPERATING PERFORMANCE

      4     C CO. VALUATION ANALYSIS
            A.    Market Based Data
            B.    Discounted Cash Flow

            APPENDIX
            A.    Projected Financial Statements
            B.    Public Comparable Mortgage Companies


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

1     TRANSACTION SUMMARY


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Transaction Summary

-----------------------------------------------------  ----------------------------------------------
ITEM                                                   OFFER TERMS
-----------------------------------------------------  ----------------------------------------------
Transaction                                            M Co. acquires the outstanding shares of C Co.

Price per Share                                        $12.50

Total Transaction Value                                $174.6 million

Value of Minority Interest                             $68.1 million

Form of Consideration                                  100% cash

Price as a Multiple of:

    2000 IBES EPS (as of 2/25/00)                          11.2x

    2000 Management Projections EPS                        13.4

    2000 Sensitivity Analysis EPS                          17.3

Price Premium/(Discount) to:

    52 Week High ($18.75)                                 (33.3%)

    52 Week Low ($6.75)                                    85.2

    1-Day Prior to M Co. Initial Offer ($9.5625)           30.7

    1-Month Prior to M Co. Initial Offer ($8.4375)         48.1


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
1                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

2     EQUITY MARKET REACTION AND UPDATE


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

C Co. Trading History

PRICE/VOLUME

Daily Data: IPO Date (December 17, 1997) through February 25, 2000

                                [GRAPHIC OMITTED]

(a)   07/29/99: A Co. announces a loss of $179 million.
(b) 08/09/99: Parent is downgraded by Moody's from A3 to Ba1 and then to B1 on 8/12/99.
(c)   08/26/99: M Co. acquires Parent for $1.2 billion in cash.
(d) 10/07/99: C Co. warns that 3rd quarter earnings may be up to 43% below consensus estimates.
(e) 01/18/00: M Co. offers to purchase outstanding C Co. shares for $10.50 per share.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
2                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

C Co. Relative Price Performance

PRICE PERFORMANCE

Daily Data:  IPO Date (December 17, 1997) through February 25, 2000

                                [GRAPHIC OMITTED]

(a)   07/29/99: A Co. announces a loss of $179 million.
(b) 08/09/99: Parent is downgraded by Moody's from A3 to Ba1 and then to B1 on 8/12/99.
(c)   08/26/99: M Co. acquires Parent for $1.2 billion in cash.
(d) 10/07/99: C Co. warns that 3rd quarter earnings may be up to 43% below consensus estimates.
(e) 01/18/00: M Co. offers to purchase outstanding C Co. shares for $10.50 per share.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
3                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

C Co. Relative Price/Forward Earnings Ratio

RELATIVE PRICE/FORWARD EARNINGS

Daily Data:  IPO Date (December 17, 1997) through February 25, 2000

                                [GRAPHIC OMITTED]

(a)   07/29/99: A Co. announces a loss of $179 million.
(b) 08/09/99: Parent is downgraded by Moody's from A3 to Ba1 and then to B1 on 8/12/99.
(c)   08/26/99: M Co. acquires Parent for $1.2 billion in cash.
(d) 10/07/99: C Co. warns that 3rd quarter earnings may be up to 43% below consensus estimates.
(e) 01/18/00: M Co. offers to purchase outstanding C Co. shares for $10.50 per share.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
4                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Mortgage Business Relative Price Performance

MORTGAGE RELATED PRICE PERFORMANCE

Daily Data:  IPO Date (December 17, 1997) through February 25, 2000

                                [GRAPHIC OMITTED]


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
5                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

C Co. Recent Trading History

PRICE/VOLUME

Daily Data:  July 29, 1999 through February 25, 2000

                                [GRAPHIC OMITTED]

(a)   07/29/99: A Co. announces a loss of $179 million.
(b) 08/09/99: Parent is downgraded by Moody's from A3 to Ba1 and then to B1 on 8/12/99.
(c)   08/26/99: M Co. acquires Parent for $1.2 billion in cash.
(d) 10/07/99: C Co. warns that 3rd quarter earnings may be up to 43% below consensus estimates.
(e) 01/18/00: M Co. offers to purchase outstanding C Co. shares for $10.50 per share.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
6                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

3     HISTORICAL OPERATING PERFORMANCE


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Historical AUM and Revenue Breakdown by Year

AFFILIATED VS. UNAFFILIATED BUSINESSES
($ in millions)

                                                             As of December 31,
                                        ----------------------------------------------------------
                                        ------------   ------------   ------------    ------------    ------------
                                            1996           1997           1998          1999(a)         CAGR(b)
                                        ------------   ------------   ------------    ------------    ------------
Affiliated Assets Under Management         $10,600        $14,200        $17,200        $11,600            3.1%
Unaffiliated Assets Under Management        10,100         11,800         12,400         21,700           29.0
------------------------------------------------------------------------------------------------------------------
Total Assets Under Management              $20,700        $26,000        $29,600        $33,300           17.2%
------------------------------------------------------------------------------------------------------------------

Affiliated Revenues                          $10.8          $12.1          $16.1          $16.3           14.7%
Unaffiliated Revenues                         41.8           52.9           63.5           73.1           20.4
Other Revenues                                 1.1            1.6            2.6            1.6           14.3
------------------------------------------------------------------------------------------------------------------
Total Revenues                               $53.7          $66.6          $82.2          $90.9           19.2%
------------------------------------------------------------------------------------------------------------------

Affiliated Pre-Tax Income                     $2.4           $2.6           $4.1           $4.6           24.2%
Unaffiliated Pre-Tax Income                    8.7           12.5           18.6           17.6           26.5
------------------------------------------------------------------------------------------------------------------
Total Pre-Tax Income                         $11.1          $15.1          $22.7          $22.2           26.0%
------------------------------------------------------------------------------------------------------------------

Affiliated
  Pre-Tax Income/Revenues                     22.2%          21.6%          25.5%          28.2%
  Pre-Tax Income/Average AUM                   0.6bp          0.5bp          0.7bp          0.8bp

Unaffiliated
  Pre-Tax Income/Revenues                     20.8%          23.7%          29.3%          24.1%
  Pre-Tax Income/Average AUM                   2.3bp          2.9bp          3.9bp          2.6bp

Mortgage Revenues as a % of Total             28.5%          24.8%          28.2%          28.2%

(a) The decrease in affiliated AUM in 1999 is due to the loss of assets related to stable value products and the increase in unaffiliated AUM in 1999 is due to the conversion of a large advisory client to a discretionary client and the acquisition of TCW's high-grade fixed income management unit serving insurance companies.
(b)   Represents a CAGR from 1996-1999.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
7                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Historical AUM and Revenue Breakdown by Quarter

AFFILIATED VS. UNAFFILIATED BUSINESSES
($ in millions)

                                                                      1999
                                        ----------------------------------------------------------
                                        ------------   ------------   ------------    ------------
                                        1st Quarter    2nd Quarter    3rd Quarter     4th Quarter
                                        ------------   ------------   ------------    ------------
Affiliated Assets Under Management         $17,100        $17,300        $11,800        $11,600
Unaffiliated Assets Under Management        12,300         15,100         22,200         21,700
--------------------------------------------------------------------------------------------------
Total Assets Under Management              $29,400        $32,400        $34,000        $33,300
--------------------------------------------------------------------------------------------------

Affiliated Revenues                           $4.0           $4.1           $4.3           $3.9
Unaffiliated Revenues                         18.5           19.5           16.9           18.1
Other Revenues                                 0.5            0.4            0.3            0.4
--------------------------------------------------------------------------------------------------
Total Revenues                               $23.0          $24.0          $21.5          $22.4
--------------------------------------------------------------------------------------------------

Affiliated Pre-Tax Income                     $1.2           $1.2           $1.2           $1.0
Unaffiliated Pre-Tax Income                    5.1            5.4            3.1            4.0
--------------------------------------------------------------------------------------------------
Total Pre-Tax Income                          $6.3           $6.6           $4.3           $5.0
--------------------------------------------------------------------------------------------------

Affiliated
  Pre-Tax Income/Revenues                     30.0%          29.3%          27.9%          25.6%
  Pre-Tax Income/Average AUM (a)               0.7bp          0.7bp          0.8bp          0.9bp

Unaffiliated
  Pre-Tax Income/Revenues                     27.6%          27.7%          18.3%          22.1%
  Pre-Tax Income/Average AUM (a)               4.1bp          3.9bp          1.7bp          1.8bp

(a) Annualized


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
8                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Historical Operating Statistics vs. Peer Group

                                           ------     ------     ------
                                            1997       1998       1999
                                           ------     ------     ------
     Revenue Growth
       C CO.                                24.1%      23.4%      10.5%
       Peer Group                           22.7       25.2       11.8

     Net Income Growth
       C CO.                                43.5%      47.1%       1.6%
       Peer Group                           12.5       14.6       18.1

     AUM Growth
       C CO.                                25.6%      13.8%      12.5%
       Peer Group                           33.5       21.6       13.1

     Advisory Revenue/Total Revenue
       C CO.                                50.1%      49.0%      43.8%
       Peer Group                           87.4       94.1       96.4

     Mortgage Revenue/Total Revenue
       C CO.                                24.8%      28.2%      28.2%
       Peer Group                             --         --         --

     Comp. Expense/Total Revenue
       C CO.                                50.0%      46.5%      47.3%
       Peer Group                           40.6       39.9       36.1

     Total Revenue/AUM
       C CO.                                0.26%      0.28%      0.27%
       Peer Group                           0.46       0.47       0.53

     Advisory Revenue/AUM
       C CO.                                0.13%      0.14%      0.12%
       Peer Group                           0.41       0.46       0.48

     EBITDA Margin
       C CO.                                27.6%      31.1%      27.6%
       Peer Group                           35.7       42.2       40.3

     Price/Forward Net Income
       C CO.                                  NA       19.4x      14.1x  (a)
       Peer Group                           18.8       19.2       16.9   (a)

Note: Data for the peer group is based on the median of the historical operating statistics.
      Peer group includes FII, BLK, JNC, AMG, UAM and GBL.
(a)   Through 8/9/99.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
9                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Business Mix vs. Peer Group

(As of September 30, 1999)

                                                            Assets Under Management
                                    -----------------------------------------------------------------------
                                        Client Type                Asset Type                  Region
                                    --------------------      --------------------       ------------------
                                    Retail       Inst'l       Equity          FI          Dom.        Int'l
-----------------------------------------------------------------------------------------------------------
C Co. - Management Projections          --        100.0%        12.0%        88.0%       100.0%          --
C Co. - Sensitivity Analysis            --        100.0         13.5         86.5        100.0           --

PUBLIC ASSET MANAGERS

Federated Investors, Inc.             88.0%        12.0%        15.0%        85.0%        98.0%         2.0%
BlackRock Inc.                        39.9         60.1         10.3         89.7         98.0          2.0
John Nuveen                           66.7         33.3         25.1         74.9        100.0           --
Affiliated Managers Group              7.0         93.0         67.0         33.0         64.0         36.0
United Asset Management                4.0         96.0         87.0         13.0         86.0         14.0
Gabelli Asset Management Inc.         50.3         49.7         88.0         12.0        100.0           --

-----------------------------------------------------------------------------------------------------------
High                                  88.0%        96.0%        88.0%        89.7%       100.0%        36.0%
Median                                45.1         54.9         46.0         54.0         98.0          2.0
Low                                    4.0         12.0         10.3         12.0         64.0           --
-----------------------------------------------------------------------------------------------------------


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
10                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

4     C CO. VALUATION ANALYSIS


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

A.      Market Based Data


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Valuation Summary - Market Based Data

                                                                                            -------------
                                                                                            Current C Co.
                                                                                            Market Price:
                                                                                                $10.69
                                                                                            -------------
                                                                                                   |
                                                                                                   V
                                                                                     -------------   -------------   -------------
                                                                                     M Co. Initial    M Co. First     M Co. Second
                                                                                      Offer Price:   Revised Offer   Revised Offer
                                                                                         $10.50      Price: $11.50   Price: $12.50
                                                                                     -------------   -------------   -------------
                                                                                               |           |         |
                                                                                               V           V         V
Valuation Methodology                              $6.50      $7.50     $8.50      $9.50     $10.50     $11.50    $12.50    $13.50
------------------------------------------------------------------------------------------------------------------------------------
Management Projections
                                                                        ---------------------------
  Summary Component Valuation                                                   $8.50-10.50
                                                                        ---------------------------
                                                                                  ------------------------------
  Public Asset Managers (a)                                                                $9.25-$12.00
                                                                                  ------------------------------

Sensitivity Analysis
                                                   ----------------------
  Summary Component Valuation                            $6.50-8.00
                                                   ----------------------
                                                            ---------------------
  Public Asset Managers (a)                                       $7.25-9.25
                                                            ---------------------

Squeeze Out Analysis
                                                                                                 ---------------------
  1-Day Prior Premium to M Co.'s Initial Offer                                                        $10.75-12.50
                                                                                                 ---------------------
                                                                                       ------------------
  1-Month Prior Premium to M Co.'s Initial Offer                                           $9.75-11.75
                                                                                       ------------------

Valuation Multiples                                $6.50      $7.50     $8.50      $9.50     $10.50     $11.50    $12.50    $13.50
------------------------------------------------------------------------------------------------------------------------------------
Premium/Market Price (February 25, 2000)(b)        (39.2)%    (29.8)%   (20.5)%    (11.1)%    (1.8)%       7.6%     17.0%     26.3%
Premium/Market Price (January 14, 2000)(c)         (32.0)     (21.6)    (11.1)      (0.7)      9.8        20.3      30.7      41.2
Premium/Market Price (December 14, 1999) (d)       (23.0)     (11.1)      0.7       12.6      24.4        36.3      48.1      60.0
Premium/Market Price (August 9, 1999) (e)          (59.7)     (53.5)    (47.3)     (41.1)    (34.9)      (28.7)    (22.5)    (16.3)
Firm Value/Management Projections 1999 EBITDA        0.9x       1.5x      2.1x       2.7x      3.4x        4.0x      4.6x      5.3x
Firm Value/Sensitivity Analysis 1999 EBITDA          1.1        1.9       2.8        3.6       4.4         5.2       6.1       6.9
Price/Management Projections 1999 Net Income         7.9        9.1      10.3       11.5      12.7        13.9      15.1      16.3
Price/Sensitivity Analysis 1999 Net Income          10.2       11.7      13.3       14.9      16.4        18.0      19.6      21.1
Price/Management Projections 2000E Net Income (f)    7.0        8.0       9.1       10.2      11.2        12.3      13.4      14.4
Price/Sensitivity Analysis 2000E Net Income (g)      9.0       10.4      11.8       13.1      14.5        15.9      17.3      18.7
------------------------------------------------------------------------------------------------------------------------------------

(a)   Public asset managers consist of FII, BLK, JNC, AMG, UAM, GBL.
(b)   Price as of close of M Co.'s first and second revised offer (2/25/00):
      $10.6875
(c)   Price 1-day prior to M Co.'s initial offer (1/14/00): $9.5625
(d)   Price 1-month prior to M Co.'s initial offer (12/14/99): $8.4375
(e)   Price prior to Parent ratings downgrade announcement (8/9/99): $16.125
(f) Based on management projections of $0.93 for 2000 and 13.97 million shares outstanding.
(g) Based on a sensitivity analysis of $0.72 for 2000 and 13.97 million shares outstanding.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
11                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Summary Component Valuation

----------------------------------------------------------------------------------------------------
                                      2000E Net
                                      Income Per           P/2000E Multiple             Implied
Business Line                            Share             Median Valuation          Valuation Range
----------------------------------------------------------------------------------------------------
Management Projections
Unaffiliated AUM (a)                     $0.56            11.6x    --   14.2x       $6.45  -- $ 7.88
Affiliated AUM (Retained) (a)             0.04            11.6     --   14.2         0.52  --   0.64
Mortgage (b)                              0.33             4.7     --    5.8         1.59  --   1.94
                                      --------            --------------------      ----------------
----------------------------------------------------------------------------------------------------
  Total C Co.                            $0.93             9.1x    --   11.2x       $8.55  -- $10.46
----------------------------------------------------------------------------------------------------

Sensitivity Analysis
Unaffiliated AUM (a)                     $0.45            11.6x    --   14.2x       $5.21  -- $ 6.36
Mortgage (b)                              0.28             4.7     --    5.8         1.30  --   1.59
                                      --------            --------------------      ----------------
----------------------------------------------------------------------------------------------------
  Total C. Co.                           $0.72             9.0x    --   11.0x       $6.51  -- $ 7.96
----------------------------------------------------------------------------------------------------

N.B.  Management Projections.
(a) Represents median of P/2000E estimates adjusted by +/- 10% for an index of public asset managers companies (FII, BLK, JNC, AMG, UAM and GBL).
(b) Represents median of P/2000E estimates adjusted by +/- 10% for an index of residential and commercial mortgage REIT companies (NDE, AHR, RWT, AMMB, RAS and LMM).


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
12                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Public Asset Managers

FINANCIAL INFORMATION AS OF OR FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999. (Dollars in millions, except per share data)

                                                                                Market Cap.
                                                                             as a Multiple of:
                                                                     -------------------------------------
                                             2/25/00                                        Calendar:
                                              Market                        LTM        -------------------
                                                Cap.       AUM       Net.Inc.(b)       00EE(c)     01EE(c)
----------------------------------------------------------------------------------------------------------
C Co. - Management Projections                  $149     $24,400         12.9x         11.4x        9.6x
C Co. - Sensitivity Analysis                     149      21,700         16.7          14.8        11.0

PUBLIC ASSET MANAGERS

Federated Investors, Inc.                     $1,910    $124,820         15.4x         13.4x       11.7x
BlackRock Inc.                                 1,201     161,500         20.2          15.1        12.7
John Nuveen                                    1,053      59,784         10.8          10.7         9.7
Affiliated Managers Group                        830      82,041         11.5          14.7        11.8
United Asset Management                          828     202,600         13.5          12.4        10.7
Gabelli Asset Management Inc. (a)                495      18,629         12.0          10.0         8.4

                                       ------------------------------------------------------------------
                                       High             $202,600         20.2x         15.1x       12.7x
                                       Median            103,431         12.8          12.9        11.2
                                       Low                18,629         10.8          10.0         8.4
                                       ------------------------------------------------------------------

                                       ------------------------------------------------------------------
                                       C Co. Management Projections Implied Price Per Share:
                                       Median                            $10.56      $12.06      $12.50
                                       Low                                 8.95        9.31        9.37
                                       ------------------------------------------------------------------

                                       ------------------------------------------------------------------
                                       C Co. Sensitivity Analysis Implied Price Per Share:
                                       Median                             $8.17      $ 9.33      $10.92
                                       Low                                 6.92        7.20        8.18
                                       ------------------------------------------------------------------

N.B.  Financial data excludes certain non-recurring and extraordinary items.
(a)   LTM data is as of 9/30/99
(b)   C Co. is restated based on management estimates.
(c) Public asset managers' earnings estimates are from IBES as of 2/25/00. C Co. earnings based on management projections.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
13                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Premium Analysis:  Going Private Transactions

--------------------------------------------------------------------------------
Premiums Paid to Non-Control Public Interest in a Going Private Transaction, 1995 to February 25, 2000
--------------------------------------------------------------------------------

                                               1-Month Market Premium        1-Day Market Premium
                                               to Initial M Co. Offer       to Initial M Co. Offer
                                              -------------------------     -----------------------
                               Number of                 Implied C Co.                Implied C Co.
                              Transactions     Median          Price(a)      Median        Price(b)
---------------------------------------------------------------------------------------------------
Cash Consideration                 77           25.0%            $10.55        19.7%         $11.45
Stock Consideration                14           16.0               9.79         4.6           10.00
Mixed Consideration                 4           18.0               9.95        17.2           11.20
---------------------------------------------------------------------------------------------------
Median                                          24.2              10.48        18.9           11.37
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
All Going Private Transactions, 1995 to February 25, 2000
--------------------------------------------------------------------------------

                                                         1-Month Market Premium        1-Day Market Premium
                                                         to Initial M Co. Offer       to Initial M Co. Offer
                                                        -------------------------     -----------------------
                                         Number of       Median    Implied C Co.       Median   Implied C Co.
                                        Transactions    Premium          Price(a)     Premium        Price(b)
-------------------------------------------------------------------------------------------------------------
Transaction Value > $500 million              10          20.7%           $10.19        21.8%         $11.64
Transaction Value $100-499 million            42          24.9             10.54        17.2           11.20
Transaction Value < $99 million               43          25.0             10.55        19.0           11.38
-------------------------------------------------------------------------------------------------------------
Median                                                    24.2             10.48        18.9           11.37
-------------------------------------------------------------------------------------------------------------

                                           1-Month Market Premium        1-Day Market Premium
                                           to Initial M Co. Offer       to Initial M Co. Offer
                                          -------------------------     -----------------------
                                           Median    Implied C Co.       Median   Implied C Co.
                                          Premium          Price(a)     Premium        Price(b)
-----------------------------------------------------------------------------------------------
25th Percentile                             16.0%           $9.79         11.1%         $10.63
50th Percentile                             24.2            10.48         18.9           11.37
75th Percentile                             40.2            11.83         31.7           12.59
-----------------------------------------------------------------------------------------------

Source: Securities Data Corp.
(a)   Based on closing price of $8.438 on 12/14/99.
(b)   Based on closing price of $9.563 on 1/14/00.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
14                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

B.    Discounted Cash Flow


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Discounted Cash Flow Analysis - Management Projections

($ in millions)

                                   Management
                          ----------------------------------
                          -----     -----     -----     -----        -----
                                                                     CAGR
                           1999      2000      2001      2002        99-02
                          -----     -----     -----     -----        -----
Net Income                $11.2     $13.1     $15.6     $18.5         18.1%
  Plus: Amortization        2.5       2.7       2.9       3.1          7.6
                          -----     -----     -----     -----         ----
  Interim Cash Flows       13.7      15.8      18.5      21.6         16.3%
Terminal Value (a)          0.0       0.0       0.0     184.6           NM
                          -----     -----     -----     -----         ----
  Total Cash Flows        $13.7     $15.8     $18.5    $206.1           NM
                          -----     -----     -----     -----         ----

                             Multiple of 2002 Net Income (b)
                         --------------------------------------
                            9.0x      9.5x     10.0x     10.5x
                         --------------------------------------
                  5.0%    $8.56     $8.89     $9.22     $9.55
     Net Income  10.0      9.65     10.03     10.41     10.79
Growth Rate (c)  15.0     10.85     11.28     11.71     12.15
                 20.0     12.14     12.63     13.12     13.62

N.B. Management projections and restated 1999 information based on management estimates.
(a)   Based on a 10.0 x multiple of 2002 net income.
(b)   Assumes 13.97 million diluted shares.
(c) Discount rate of 12% was calculated by using a median beta comprised of public asset managers, an equity risk premium of 5.50% and the 30 year risk free rate.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
15                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Discounted Cash Flow Analysis - Sensitivity Analysis

($ in millions)

                                   Management
                          ----------------------------------
                          -----     -----     -----     -----        -----
                                                                     CAGR
                           1999      2000      2001      2002        99-02
                          -----     -----     -----     -----        -----
Net Income                 $8.9     $10.1     $13.6     $16.0         21.4%
  Plus: Amortization        1.7       2.7       2.9       3.1         21.9
                          -----     -----     -----     -----         ----
  Interim Cash Flows       10.6      12.8      16.5      19.1         21.5%
Terminal Value (a)          0.0       0.0       0.0     159.8           NM
                          -----     -----     -----     -----         ----
  Total Cash Flows        $10.6     $12.8     $16.5    $178.9           NM
                          -----     -----     -----     -----         ----

                             Multiple of 2002 Net Income (b)
                         --------------------------------------
                            9.0x      9.5x     10.0x    10.5x
                         --------------------------------------
                  5.0%    $6.93     $7.19     $7.45     $7.72
     Net Income  10.0      7.80      8.10      8.40      8.71
Growth Rate (c)  15.0      8.75      9.09      9.44      9.79
                 20.0      9.78     10.17     10.56     10.96

N.B. Based on management's projections and adjusted for other potential loss of business derived from C Co.'s relationship with Parent.
(a)   Based on a 10.0 x multiple of 2002 net income.
(b)   Assumes 13.97 million diluted shares.
(c) Discount rate of 12% was calculated by using a median beta comprised of public asset managers, an equity risk premium of 5.50% and the 30 year risk free rate.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
16                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

APPENDIX


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

A.    Projected Financial Statements


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Projected Income Statement - Management Projections

1999 - 2002 PROJECTIONS
($ in millions, except per share amounts)

                                                    ---------       ---------       ---------       ---------        ---------
                                                                                                                     1999-2002
                                                      1999            2000            2001             2002             CAGR
                                                    ---------       ---------       ---------       ---------        ---------
Total Revenues                                         $82.1           $94.8          $104.3           $114.8            11.8%
Expenses
  Employee Compensation and Benefits                    41.6            46.6            49.9             53.5             8.8
  Amortization of Goodwill                               2.6             2.7             2.9              3.1             5.6
  Other Expenses (a)                                    18.3            23.2            24.9             26.7            13.4
                                                    ---------       ---------       ---------       ---------        ---------
Total Expenses                                         $62.6           $72.5           $77.7            $83.3            10.0%

Operating Income                                       $19.5           $22.3           $26.6            $31.4            17.2%
Interest Expense                                         0.2             0.2             0.2              0.1           (15.4)
                                                    ---------       ---------       ---------       ---------        ---------
Pre-Tax Income                                         $19.3           $22.1           $26.4            $31.3            17.5%
Taxes                                                    7.7             9.0            10.8             12.8            18.4
                                                    ---------       ---------       ---------       ---------        ---------
Net Income                                             $11.5           $13.1           $15.6            $18.5            16.9%
                                                    =========       =========       =========       =========        =========
Diluted EPS (b)                                        $0.83           $0.93           $1.12            $1.32            16.9%

Operating Margin                                        23.8%           23.5%           25.5%            27.4%

Assets Under Management                              $24,400         $29,135         $32,569          $36,385            14.2%
Total Revenues as a % of Average AUM                    0.39%           0.40%           0.38%            0.37%             --
Net Income as a % of Average AUM                        0.06            0.04            0.04             0.04              --

N.B. Management estimates for 1999 and projections for 2000 - 2002. Includes estimated cost savings, including eliminations of allocated overhead, resulting from M Co.'s retraction of the general account assets managed by C Co.
(a) Includes occupancy and equipment costs, marketing and production costs and professional services.
(b)   Based on 13.97 million diluted shares outstanding.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
17                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Projected Income Statement - Sensitivity Analysis

1999 - 2002 PROJECTIONS
($ in millions, except per share amounts)

                                                    ---------       ---------       ---------       ---------        ---------
                                                                                                                     1999-2002
                                                      1999            2000            2001             2002             CAGR
                                                    ---------       ---------       ---------       ---------        ---------
Total Revenues                                         $60.9           $74.0           $83.6            $91.5            11.2%
Expenses
  Employee Compensation and Benefits                    29.4            36.5            38.3             40.2             3.3
  Amortization of Goodwill                               1.7             2.7             2.9              3.1             4.6
  Other Expenses (a)                                    14.6            17.4            19.1             20.9             6.2
                                                    ---------       ---------       ---------       ---------        ---------
Total Expenses                                         $45.7           $56.7           $60.3            $64.2             6.5%

Operating Income                                       $15.2           $17.3           $23.3            $27.2            25.3%
Interest Expense                                         0.1             0.2             0.2              0.1           (13.2)
                                                    ---------       ---------       ---------       ---------        ---------
Pre-Tax Income                                         $15.1           $17.1           $23.1            $27.1            25.8%
Taxes                                                    6.2             7.0             9.5             11.1            16.5
                                                    ---------       ---------       ---------       ---------        ---------
Net Income                                              $8.9           $10.1           $13.6            $16.0            25.8%
                                                    =========       =========       =========       =========        =========
Diluted EPS (b)                                        $0.64           $0.72           $0.97            $1.14            25.8%

Operating Margin                                        25.0%           23.4%           27.8%            29.8%

Assets Under Management                              $21,700         $25,978         $29,157          $32,672            12.1%
Total Revenues as a % of Average AUM                    0.36%           0.26%           0.25%            0.24%             --
Net Income as a % of Average AUM                        0.05            0.03            0.03             0.04              --

N.B. Based on management's projections and adjusted for other potential loss of business derived from C Co.'s relationship with Parent.
(a) Includes occupancy and equipment costs, marketing and production costs and professional services.
(b)   Based on 13.97 million diluted shares outstanding.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
18                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Projected Operating Results by Segment - Management Projections

2000 PROJECTIONS
($ in millions, except per share amounts)

                                                ----------    ------------    --------     ------------     ----------      --------
                                                                                                             Expense
                                                Affiliated    Unaffiliated    Mortgage     Consolidated     Reductions        Total
                                                ----------    ------------    --------     ------------     ----------      --------
Total Revenues                                     $15.1          $62.9         $23.7         $101.7          ($6.9)          $94.8

Expenses
  Employee Compensation and Benefits                 6.9           31.5           9.6           48.0           (1.4)           46.6
  Amortization of Goodwill (a)                       0.0            1.6           1.1            2.7            0.0             2.7
  Other Expenses (b)                                 4.2           16.4           5.1           25.8           (2.6)           23.2
                                                ----------    ------------    --------     ------------     ----------      --------
Total Expenses                                     $11.1          $49.6         $15.8          $76.5          ($4.0)          $72.5

Operating Income                                    $4.0          $13.3          $7.9          $25.2          ($2.9)          $22.3
Interest Expense (a)                                 0.0            0.2           0.0            0.2            0.0             0.2
                                                ----------    ------------    --------     ------------     ----------      --------
Pre-Tax Income                                      $4.0          $13.1          $7.9          $25.0          ($2.9)          $22.1
Taxes                                                1.6            5.4           3.2           10.2           (1.2)            9.0
                                                ----------    ------------    --------     ------------     ----------      --------
Net Income                                          $2.3           $7.8          $4.7          $14.8          ($1.7)          $13.1
                                                ==========    ============    ========     ============     ==========      ========
Diluted EPS (c)                                    $0.17          $0.56         $0.33          $1.06         ($0.12)          $0.93

Operating Margin                                    26.2%          21.2%         33.4%          24.8%          42.0%           23.5%

Assets Under Management                          $12,357        $25,978            NM        $38,335        ($9,200)        $29,135
Total Revenues as a % of Average AUM                0.13%          0.26%           NM           0.20%          0.08%           0.40%
Net Income as a % of Average AUM                    0.02           0.03            NM           0.04           0.02            0.04
                                                                                           ------------                     --------

N.B. Management projections for 2000. Includes estimated cost savings, including eliminations of allocated overhead, resulting from M Co.'s retraction of the general account assets managed by C Co.
(a) Affiliated businesses assumed to have 0% of annual goodwill amortization and interest expense beginning in 2000.
(b) Includes occupancy and equipment costs, marketing and production costs and professional services.
(c)   Based on 13.97 million shares outstanding.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
19                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Projected Operating Results by Segment - Management Projections

2001 PROJECTIONS
($ in millions, except per share amounts)

                                               ----------    ------------    --------     ------------     ----------      --------
                                                                                                            Expense
                                               Affiliated    Unaffiliated    Mortgage     Consolidated     Reductions        Total
                                               ----------    ------------    --------     ------------     ----------      --------
Total Revenues                                   $16.6          $68.6         $26.7         $111.9            ($7.6)         $104.3

Expenses
  Employee Compensation and Benefits               7.7           33.0          10.8           51.4             (1.4)           49.9
  Amortization of Goodwill (a)                     0.0            1.8           1.1            2.9              0.0             2.9
  Other Expenses (b)                               4.3           18.0           5.3           27.6             (2.7)           24.9
                                               ----------    ------------    --------     ------------     ----------      --------
Total Expenses                                   $11.9          $52.8         $17.2          $81.8            ($4.1)          $77.7

Operating Income                                  $4.7          $15.8          $9.5          $30.1            ($3.5)          $26.6
Interest Expense (a)                               0.0            0.2           0.0            0.2              0.0             0.2
                                               ----------    ------------    --------     ------------     ----------      --------
Pre-Tax Income                                    $4.7          $15.6          $9.5          $29.9            ($3.5)          $26.4
Taxes                                              1.9            6.4           3.9           12.3             (1.4)           10.8
                                               ----------    ------------    --------     ------------     ----------      --------
Net Income                                        $2.8           $9.2          $5.6          $17.6            ($2.0)          $15.6
                                               ==========    ============    ========     ============     ==========      ========
Diluted EPS (c)                                  $0.20          $0.66         $0.40          $1.26           ($0.15)          $1.12

Operating Margin                                  28.4%          23.1%         35.7%          26.9%            45.7%           25.5%

Assets Under Management                        $13,011        $29,157            NM        $42,169          ($9,600)        $32,569
Total Revenues as a % of Average AUM              0.13%          0.25%           NM           0.20%            0.08%           0.38%
Net Income as a % of Average AUM                  0.02           0.03            NM           0.04             0.02            0.04
                                                                                          ------------                     --------

N.B. Management projections for 2001. Includes estimated cost savings, including eliminations of allocated overhead, resulting from M Co's retraction of the general account assets managed by C Co.
(a) Affiliated businesses assumed to have 0% of annual goodwill amortization and interest expense beginning in 2000.
(b) Includes occupancy and equipment costs, marketing and production costs and professional services.
(c)   Based on 13.97 million diluted shares outstanding.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
20                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Projected Operating Results by Segment - Management Projections

2002 PROJECTIONS
($ in millions, except per share amounts)

                                             ----------    ------------    --------       ------------     ----------       --------
                                                                                                            Expense
                                             Affiliated    Unaffiliated    Mortgage       Consolidated     Reductions         Total
                                             ----------    ------------    --------       ------------     ----------       --------
Total Revenues                                 $18.3          $75.0         $29.8           $123.1            ($8.3)         $114.8

Expenses
  Employee Compensation and Benefits             8.4           34.5          12.0             55.0             (1.5)           53.5
  Amortization of Goodwill (a)                   0.0            2.0           1.1              3.1              0.0             3.1
  Other Expenses (b)                             4.3           19.7           5.4             29.5             (2.8)           26.7
                                             ----------    ------------    --------       ------------     ----------       --------
Total Expenses                                 $12.7          $56.3         $18.6            $87.6            ($4.2)          $83.3

Operating Income                                $5.6          $18.7         $11.2            $35.5            ($4.1)          $31.4
Interest Expense (a)                             0.0            0.1           0.0              0.1              0.0             0.1
                                             ----------    ------------    --------       ------------     ----------       --------
Pre-Tax Income                                  $5.6          $18.6         $11.2            $35.4            ($4.1)          $31.3
Taxes                                            2.3            7.6           4.6             14.5             (1.7)           12.8
                                             ----------    ------------    --------       ------------     ----------       --------
Net Income                                      $3.3          $11.0          $6.6            $20.9            ($2.4)          $18.5
                                             ==========    ============    ========       ============     ==========       ========
Diluted EPS (c)                                $0.23          $0.79         $0.47            $1.49           ($0.17)          $1.32

Operating Margin                                30.4%          25.0%         37.7%            28.9%            49.2%           27.4%

Assets Under Management                      $13,714        $32,672            NM          $46,385          $10,000         $36,385
Total Revenues as a % of Average AUM            0.14%          0.24%           NM             0.20%            0.08%           0.37%
Net Income as a % of Average AUM                0.02           0.04            NM             0.05             0.02            0.04
                                                                                          ------------                      --------

N.B. Management projections for 2002. Includes estimated cost savings, including eliminations of allocated overhead, resulting from M Co's retraction of the general account assets managed by C Co.
(a) Affiliated businesses assumed to have 0% of annual goodwill amortization and interest expense beginning in 2000.
(b) Includes occupancy and equipment costs, marketing and production costs and professional services.
(c)   Based on 13.97 million diluted shares outstanding.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
21                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

B.    Public Comparable Mortgage Companies


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Mortgage Unit Valuation Analysis

FINANCIAL INFORMATION AS OF DECEMBER 31, 1999.
(Dollars in millions, except per share data)

                                                                                                     Price as a Multiple of:
                                                         Price     52-Week Range     Current as      -----------------------
                                             Market      as of    ----------------      a % of         2000E         Book
Name                                           Cap.     2/25/00    High       Low    52-Wk High        EPS (a)       Value
----------------------------------------------------------------------------------------------------------------------------
C Co. Management Projections                   $149     $10.69    $18.75     $6.75         57.0%        11.4x         NA
C Co. Sensitivity Analysis                      149      10.69     18.75      6.75         57.0         14.8          NA

RESIDENTIAL AND COMMERCIAL MORTGAGE REITS

Indymac Mortgage Holdings, Inc.                $872     $11.38    $17.44     $9.88         65.2%         8.8x       1.05x
Anthracite Capital, Inc.                        134       6.38      7.88      6.00         81.0          5.0        0.79
Redwood Trust, Inc. (b)                         105      12.00     17.88     11.25         67.1          6.3        0.47
AMRESCO, Inc. (b)                                66       1.34     10.56      1.00         12.7          3.4        0.11
Resource Asset Inv. Trust                        63      10.13     13.44      9.94         75.3          4.3        0.73
LASER Mortgage Management, Inc. (b)              59       3.94      5.63      3.13         70.0          5.5        0.79

                                                                         ---------------------------------------------------------
                                                                         High              81.0%         8.8x       1.05x
                                                                         Median            68.6          5.3        0.76
                                                                         Low               12.7          3.4        0.11
                                                                         ---------------------------------------------------------

                                                                         ---------------------------------------------------------
                                                                         C Co. Management Projections Implied Price Per Share (c):
                                                                         Median                         $1.76       NA
                                                                         Low                             1.15       NA
                                                                         ---------------------------------------------------------

                                                                         ---------------------------------------------------------
                                                                         C Co. Sensitivity Analysis Implied Price Per Share (d):
                                                                         Median                         $1.45       NA
                                                                         Low                             0.95       NA
                                                                         ---------------------------------------------------------

(a)   Earnings estimates based on median IBES estimates as of 2/25/00.
(b)   Financial data as of 9/30/99.
(c) Based on management's forecasts for the mortgage business management projections of $0.33 per share for 2000.
(d) Based on management's forecasts for the mortgage business sensitivity analysis of $0.28 per share for 2000.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
22                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

AMRESCO Case Study

CASE STUDY: LEND LEASE CORP. ACQUIRES FIVE OF AMRESCO'S BUSINESSES

o Target Description - AMRESCO Inc. specializes in real estate lending, commercial finance and the acquisition, resolution and servicing of commercial loans. Based in Dallas, AMRESCO has offices nationwide as well as in Canada, the United Kingdom, Mexico and Asia. Businesses sold focused on commercial mortgage and banking services, real estate lending and asset management included: AMRESCO Capital Ltd., Holliday Fenoglio Fowler LP, Real Estate Structured Finance, AMRESCO Services Ltd., and Asset Management.

AMRESCO TRANSACTION DETAILS

    Announcement date                December 8, 1999                             Price / LTM Income                   NM

    Transaction value                $257.5 million                               Price / Servicing Portfolio         0.59%

    Form of consideration            Cash plus Promissory note, and $10.0         Total Servicing Portfolio       $44,000 million
                                     million retention pool

EQUIVALENT VALUE FOR C CO.

    Implied transaction value        $25.2 million ($1.80 per C Co. share)        Total Servicing Portfolio       $4,300 million


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
23                                                   A member of citigroup[LOGO]

Confidential

Presentation regarding:

Project Spirit

UPDATED VALUATION ANALYSIS

January 27, 2000


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Table of Contents                                                  PROJECT SPIRT

1     EQUITY MARKET REACTION AND UPDATE

2     C CO. VALUATION ANALYSIS

3     ADDITIONAL VALUATION CONSIDERATIONS

      APPENDIX

      A.    Projected Financial Statements
      B.    Public Comparable Asset Management Companies
      C.    Public Comparable Mortgage Companies
      D.    Weighted Average Cost of Capital and Trading History


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

1     EQUITY MARKET REACTION AND UPDATE


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

C Co. Relative Price Performance

PRICE PERFORMANCE

Daily Data: January 1, 1999 through January 25, 2000

C Co.'s stock price under-performed its peers in 1999, in large part due to uncertainty around the Parent situation beginning in the third quarter.

                                [GRAPHIC OMITTED]

(a)   07/29/99: A Co. announces a loss of $179 million.
(b) 08/09/99: Parent is downgraded by Moody's from A3 to Ba1 and then to B1 on 8/12/99.
(c)   08/26/99: M Co. acquires Parent for $1.2 billion in cash.
(d) 10/07/99: C Co. warns that 3rd quarter earnings may be up to 43% below consensus estimates.
(e) 01/18/00: M Co. offers to purchase outstanding C Co. shares for $10.50 per share.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
1                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

C Co. Trading History

PRICE PERFORMANCE

Although the Parent's situation was successfully resolved in August, C Co.'s stock price has not yet recovered to pre-announcement levels.

Daily Data: July 29, 1999 through January 25, 2000

                                [GRAPHIC OMITTED]

(a)   07/29/99: A Co. announces a loss of $179 million.
(b) 08/09/99: Parent is downgraded by Moody's from A3 to Ba1 and then to B1 on 8/12/99.
(c)   08/26/99: M Co. acquires Parent for $1.2 billion in cash.
(d) 10/07/99: C Co. warns that 3rd quarter earnings may be up to 43% below consensus estimates.
(e) 01/18/00: M Co. offers to purchase outstanding C Co. shares for $10.50 per share.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
2                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

C Co. Trading History

PRICE PERFORMANCE

C Co.'s stock price was at $9.5625 per share when the $10.50 per share offer was announced.

Daily Data: January 1, 2000 through January 25, 2000

                                [GRAPHIC OMITTED]

(a) 01/18/00: M Co. offers to purchase outstanding C Co. shares for $10.50 per share.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
3                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

C Co. Relative Price/Earnings Performance


PRICE/EARNINGS PERFORMANCE

Although C Co.'s P/E closely tracked the Peer Index through August, C Co.'s P/E currently represents a 30% discount to the Peer Index.

Daily Data: January 1, 1999 through January 25, 2000

                                [GRAPHIC OMITTED]

(a)   07/29/99: A Co. announces a loss of $179 million.
(b) 08/09/99: Parent is downgraded by Moody's from A3 to Ba1 and then to B1 on 8/12/99.
(c)   08/26/99: M Co. acquires Parent for $1.2 billion in cash.
(d) 10/07/99: C Co. warns that 3rd quarter earnings may be up to 43% below consensus estimates.
(e) 01/18/00: M Co. offers to acquire outstanding C Co. shares for $10.50 per share.

Source: IBES consensus estimates, C Co. Earnings Estimates, Salomon Smith
Barney.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
4                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

C Co. Earnings Estimates

FIRST CALL ESTIMATES FOR THE ROLLING 12 MONTHS FORWARD

C Co.'s median 2000 earnings estimate of $1.10 has declined approximately 20% from its July high of $1.35.

                                [GRAPHIC OMITTED]

(a)   07/29/99: A Co. announces a loss of $179 million.
(b) 08/09/99: Parent is downgraded by Moody's from A3 to Ba1 and then to B1 on 8/12/99.
(c)   08/26/99: M Co. acquires Parent for $1.2 billion in cash.
(d) 10/07/99: C Co. warns that 3rd quarter earnings may be up to 43% below consensus estimates.
(e) 01/18/00: M Co. offers to acquire outstanding C Co. shares for $10.50 per share.

Source: First Call consensus estimates.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
5                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

C Co. Research Coverage

CURRENT IBES RESEARCH COVERAGE

--------------------------     -----------------   -------------------     -------------
                                                         2000E
                                                   -------------------         Last
            Firm                   Opinion         Current    Previous     Estimate Date
--------------------------     -----------------   -------------------     -------------
A.G. Edwards                   Maintain Position     $1.10      $1.10         12/20/99
Donaldson Lufkin & Jenrette    Market Perform         1.10       1.10         10/13/99
Putnam, Lovell, de Guardiola   Hold                   1.15       1.15           9/2/99

----------------------------------------------------------------------------------------
Median                                               $1.10      $1.10
----------------------------------------------------------------------------------------
IBES Mean Estimates                                  $1.12      $1.12
----------------------------------------------------------------------------------------
Management Estimates                                 $1.06      $1.06
========================================================================================

Source: Bloomberg.

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
6                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Investor Community Reaction to Recent Events

PRICE/EARNINGS IMPACT

Prior to the offer, the market had been applying very little value to C Co.'s affilated businesses.

                                            ------------            ------------
                                            Day Prior to            Day Prior to
                                               Parent                   M Co.
                                            Announcement            Announcement
                                              (8/9/99)                (1/14/00)
                                            ------------            ------------
Share Price                                      $16.13                $9.56

2000E EPS(a)                                       1.41                 1.06

Price / 2000E EPS for C Co.                        11.5x                 9.0x

Price / 2000E EPS for Unaffiliated AUM(b)          11.5x                11.5x
  Unaffiliated EPS(c)                             $1.20                $0.89
                                            ------------            ------------
  Contribution                                   $13.81               $10.18

Price / 2000E EPS for Affiliated AUM               11.5x               (3.7)x
  Affiliated EPS(c)                               $0.20                $0.17
                                            ------------            ------------
  Contribution                                    $2.32               ($0.62)

Total                                            $16.13                $9.56

Source: Company documents

(a) Reflects IBES estimates as of August 9, 1999, and current management estimates.
(b) Assumes that the market's valuation of the earnings from the unaffiliated AUM is unchanged at 11.5x.
(c) Reflects annualized weighted-average profitability from the six months ended June 30, 1999, and current management estimates.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
7                                                    A member of citigroup[LOGO]

                                                                   PROJECT SPIRT

C Co. Public Ownership

The weighted average basis of the positions of all current shareholders is $16.94.

(Shares in thousands)

------------------------------------------------------------------------------------------------------
     Top 13F Institutional Holders         Shares Held   % of Total      % of Non     Weighted Average
                                             (000's)        Held      Parent Shares   Purchase Price(a)
------------------------------------------------------------------------------------------------------
 1   David L. Babson & Co. Inc.                 686          5.0%         12.9%          $18.32
 2   MFS Investment Management                  516          3.8           9.7            17.33
 3   Dimensional FD Advisors, Inc.              264          1.9           5.0            13.78
 4   Sterling Capital Management Co.            216          1.6           4.1            16.08
 5   Wellington Management Co. LLP              186          1.4           3.5            15.20
 6   PaineWebber Group Inc.                     180          1.3           3.4            19.07
 7   AXA Financial, Inc.                        175          1.3           3.3            16.52
 8   Barclays Bank plc                           68          0.5           1.3            17.99
 9   John A. Levin & Company, Inc.               65          0.5           1.2            13.78
10   State Street Bank & Trust Co. Boston        60          0.4           1.1            19.77
11   Mellon Private Asset Management             56          0.4           1.0            19.11
12   Fleet Boston Corporation                    55          0.4           1.0            17.50
13   College Retire Equities                     52          0.4           1.0            18.26
14   Hartford Investment Mgmt Co. Inc.           45          0.3           0.8            14.08
15   Frank Russell Co.                           31          0.2           0.6            15.60
16   Bankers Trust NY Corp.                      31          0.2           0.6            13.33
17   First Source Bank                           30          0.2           0.6            13.78
18   Wilmington Trust Company                    24          0.2           0.4            16.55
19   Westcap Investors, LLC                      21          0.2           0.4            16.43
20   Northern Trust Company                      16          0.1           0.3            18.26
21   Citigroup Investments Inc.                  15          0.1           0.3            18.65
22   Firstar Investment Research & Mgmt Co.      14          0.1           0.3            15.84
23   World Asset Management                       4          0.0           0.1            17.85
     --------------------------------------  ------        -----         -----           ------
     Total Top 13F Institutional Holders      2,810         20.6%         52.9%          $16.94
     Insiders/Management                        654          4.8          12.3
     Parent                                   8,305         61.0            --
     Implied Retail                           1,844         13.5          34.7
     --------------------------------------  ------        -----         -----
     Total Shares Outstanding                13,613        100.0%        100.0%
     ======================================  ======        =====         =====

Source: CDA Spectrum. Holdings as of September 30, 1999.

(a) Estimate of holders basis in c Co. shares; applies a FIFO inventory to shares sold.

Note: The following institutions have sold their entire holdings in C Co. since the 6/30/99 report: American General Corporation, Bank One Corporation, Chase Manhattan Corp., Credit Suisse First Boston Corp., Morgan Stanley Dean Witter Advisors, and Prospector Partners, LLC.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
8                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Shareholder Analysis
(Shares in thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                     Holdings (O00s) as of: (a)
     Top 13F InstItutional Holders     Change   12-31-97    Change   12-31-98   Change   3-31-99   Change   6-30-99   Change 9-30-99
------------------------------------------------------------------------------------------------------------------------------------
 1   Davd L. Babson & Co. Inc.           --        --        546        546        10       556      22        577     109     686
 2   MFS Investment Management           --        --        313        313         7       319       8        327     189     516
 3   Dimensional FD Advisors, Inc.       --        --         --         --        --        --      --         --     264     264
 4   Sterling Capital Management Co.     54        54         86        141        64       204       4        208       7     216
 5   Wellington Management Co. LLP       --        --         81         81       168       249      55        304    (118)    186
 6   PaineWebber Group Inc.              --        --        225        225        --       225      --        225     (45)    180
 7   AXA Financial, Inc.                 --        --         --         --        14        14     310        323    (149)    175
 8   Barclays Bank plc                   --        --         49         49        10        59       1         60       9      68
 9   John A. Levin & Company, Inc.       --        --         --         --        --        --      --         --      65      65
10   State Street Bank & Trust Co.
     Boston                              --        --         52         52         1        53      (1)        53       8      60
11   Mellon Private Asset Management     --        --         50         50        (3)       47       1         48       8      56
12   Fleet Boston Corporations           --        --         35         35        --        35      --         35      20      55
13   College Retire Equities             --        --         53         53        --        53      (4)        50       3      52
14   Hartford Investment Mgmt.
     Co. Inc.                            --        --         32         32        --        32      13         45      --      45
15   Frank Russell Co.                   17        17          6         26        20        43      --         43     (12)     31
16   Bankers Trust NY Corp.              --        --         37         37         5        42      (3)        39      (8)     31
17   First Source Bank                   19        19        (19)        --        --        --      --         --      30      30
18   Wilmington Trust Company            --        --         --         --        --        --      24         24      --      24
19   Westcap Investors, LLC              --        --         --         --        --        --      21         21      --      21
20   Northern Trust Company              --        --         12         12        --        12      --         12       5      16
21   Citigroup Investments Inc.          --        --         52         52        (4)       48     (33)        15      --      15
22   Firstar Investment Research &
     Mgmt. Co.                           --        --         90         90         9        98      --         98     (84)     14
23   World Asset Management               1         1          2          3        --         3      --          3       1       4
     -------------------------------------------------------------------------------------------------------------------------------
     Total Top 13F Institutional
       Holders                           91        91      1,700      1,792       300     2,091     417      2,509     301   2,810
     Top 13F Institutional
       Holders as of a % of Total                 0.7%                 13.8%               15.6%              18.5%          100.0%
     Total 13F Institutional Holders              713                 2,552               2,769              2,874           2,810
     13F Institutional as a % of Total            5.5%                 19.7%               20.7%              21.2%           20.6%
     Total Shares Outstanding                  12,875                12,939              13,375             13,534          13,613
     -------------------------------------------------------------------------------------------------------------------------------

Source: CDA Spectrum. Holdings as of September 30, 1999.

(a) 13F Institutions excludes Parent's majority share in C Co.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
9                                                    A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

2 C CO. VALUATION ANALYSIS

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Valuation Summary (Base Case)

                                                          ------------   -------------   --------------------
                                                              M Co.      Current C Co.      C Co Prices.
                                                          Offer Price:   Market Price:   Cumulative Wtd. Avg.
                                                             $10.50         $11.06            $14.17(g)
                                                          ------------   -------------   --------------------

Valuation Methodology                    $6.00   $7.50   $9.00   $10.50     $12.00   $13.50   $15.00   $16.50   $18.00   $19.50
-------------------------------------------------------------------------------------------------------------------------------
Whole Company
                                                                -----------
  Summary Component Valuation                                   $9.00-11.00
                                                                -----------

                                                                -----------
  Public Market Comparables(a)                                  $8.75-11.25
                                                                -----------
                                                                                         ------------
  Precedent Transaction Analysis                                                         $13.00-14.50
                                                                                         ------------

                                                                                      -------
  Squeeze Out Analysis (1 Day Prior)                                                  $12.25-
                                                                                       13.00
                                                                                      -------

                                                                ------
  Squeeze Out Analysis (1 Month Prior)                          $9.50-
                                                                10.25
                                                                ------

                                                                                                        ------------
  DCF Analysis                                                                                          $15.00-18.75
                                                                                                        ------------

Unaffiliated Operations

                                                   ----------
  Summary Component valuation                      $7.50-9.25
                                                   ----------

                                                   ----------
  Public Market Comparabiles(a)                    $7.25-9.25
                                                   ----------
                                                                         -------
  Precedent Transaction Analysis                                         $10.75-
                                                                          11.50
                                                                         -------

                                                                                             ------------
  DCF Analysis                                                                               $12.75-16.25
                                                                                             ------------

Valuation Multiples                                $6.00      $7.50     $9.00       $10.50     $12.00     $13.50     $15.00
---------------------------------------------------------------------------------------------------------------------------
Premium / Market Price (January 25, 2000)(b)       (45.8)%    (32.2)%    (18.6)%     (5.1)%      8.5%      22.0%      35.6%
Premium / Market Price (January 19, 2000)(c)       (44.8)     (31.0)     (17.2)      (3.4)      10.3       24.1       37.9
Premium / Market Price (December 27, 1999)(d)      (26.7)      (8.4)       9.9       28.2       46.6       64.9       83.2
Premium / Market Price (August 9, 1999)(e)         (62.8)     (53.5)     (44.2)     (34.9)     (25.6)     (16.3)      (7.0)
Firm value / Total Assets Under Mgmt.(%)            0.04       0.10       0.16       0.22       0.29       0.35       0.41
Firm Value / Unaffiliated Assets Under Mgmt.(%)     0.06       0.15       0.25       0.34       0.44       0.54       0.63
Firm Value / LTM Revenues                           0.1x       0.4x       0.0x       0.8x       1.1x       1.3x       1.5x
Firm value / LTM EBITDA                              0.5        1.3        2.1        3.0        3.8        4.6        5.5
Price / LTM Net Income                               6.3        7.9        9.5       11.0       12.6       14.2       15.8
Price / 1999E Earnings(f)                            6.3        7.9        9.5       11.0       12.6       14.2       15.8
Price / 2000E Earnings(f)                            5.7        7.1        8.5       10.0       11.4       12.8       14.2
---------------------------------------------------------------------------------------------------------------------------

Valuation Multiples                               $16.50    $18.00    $19.50
----------------------------------------------------------------------------
Premium / Market Price (January 25, 2000)(b)       49.2%     62.7%     76.3%
Premium / Market Price (January 19, 2000)(c)       51.7      65.5      79.3
Premium / Market Price (December 27, 1999)(d)     101.5     119.8     138.2
Premium / Market Price (August 9, 1999)(e)          2.3      11.6      20.9
Firm value / Total Assets Under Mgmt.(%)           0.69      0.76      0.82
Firm Value / Unaffiliated Assets Under Mgmt.(%)    1.06      1.16      1.26
Firm Value / LTM Revenues                          2.5x      2.8x      3.0x
Firm value / LTM EBITDA                             9.2      10.0      10.8
Price / LTM Net Income                             17.3      18.9      20.5
Price / 1999E Earnings(f)                          17.3      18.9      20.5
Price / 2000E Earnings(f)                          15.6      17.1      18.5
----------------------------------------------------------------------------

(a) Public market comparables consist of Federated Investors, John Nuveen, Eaton Vance Corp., Black Rock Inc., Neuberger Berman and Gabelli Asset Mgmt.
(b)   Price as of close (1/25/00): $11.0625
(c)   Price as of close (1/19/00): $10.875
(d)   Price as of close (12/27/00): $8.1875
(e)   Price price to Parent ratings downgrade announcement (8/9/99): $16.125
(f) Based on management forecasts of $0.95 and $1.06 for 1999 and 2000, respectively, and 13.97 million shares outstanding.
(g)   Cumulative weighted average price from 12/16/97 to 1/25/00.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
10                                                   A member of citigroup[LOGO]

                                                                  PROJECT SPIRIT

Valuation Summary (Optimal Case)

                                                     ------------   -------------   --------------------
                                                         M Co.      Current C Co.      C Co Prices.
                                                     Offer Price:   Market Price:   Cumulative Wtd. Avg.
                                                        $10.50         $11.06            $14.17(g)
                                                     ------------   -------------   --------------------

Valuation Methodology                         $9.00   $10.S0   $12.00   $13.50   $15.00   $16.50   $18.00   $19.50   $21.00   $22.50
------------------------------------------------------------------------------------------------------------------------------------
Whole Company
                                                                        ------------
  Summary Component Valuation                                           $12.75-15.75
                                                                        ------------

                                                                        ------------
  Public Market Comparables(a)                                          $11.25-16.75
                                                                        ------------
                                                                                                             ------------
  Precedent Transaction Analysis                                                                             $18.00-22.50
                                                                                                             ------------

                                                                        -------------
  Squeeze Out Analysis (1 Day Prior)                                    $13.00-14.50
                                                                        -------------

                                                      ------------
  Squeeze Out Analysis (1 Month Prior)                $10.25-11.50
                                                      ------------

                                                                                                   ------------
  DCF Analysis                                                                                     $16.00-20.25
                                                                                                   ------------

Unaffiliated Operations

                                                       -------------
  Summary Component valuation                          $10.50-13.00
                                                       -------------

                                                       -----------
  Public Market Comparabiles(a)                        $9.25-13.75
                                                       -----------
                                                                                           ------------
  Precedent Transaction Analysis                                                           $14.50-15.50
                                                                                           ------------

                                                                                        ------------
  DCF Analysis                                                                          $13.75-17.50
                                                                                        ------------


Valuation Multiples                                $9.00      $1040      $12.00     $13.50     $15.00     $16.50    $18.00
--------------------------------------------------------------------------------------------------------------------------
Premium / Market Price (January 25, 2000)(b)       (18.6)%     (5.1)%      8.5%      22.0%      35.6%      49.2%     62.7%
Premium / Market Price (January 19. 2000)(c)       (17.2)      (3.4)      10.3       24.1       37.9       51.7      65.5
Premium / Market Price (December 27,19991(d)         9.9       28.2       46.6       64.9       83.2      101.5     119.8
Premium / Market Price (August 9,1999)(e)          (44.2)     (34.9)     (25.6)     (16.3)      (7.0)       2.3      11.6
Firm Value / Total Assets Under Mgmt.(%)            0.16       0.22       0.29       0.35       0.41       0.48      0.54
Firm Value / Unaffiliated Assets Under Mgmt.(%)     0.25       0.34       0.44       0.54       0.63       0.73      0.83
Firm Value / LTM Revenues                           0.6x       0.8x       1.1x       1.3x       1.5x       1.7x      2.0x
Firm Value / LTM EBITDA                              2.1        3.0        3.8        4.0        5.5        6.3       7.2
Price /  LTM Net Income                              9.5       11.0       12.6       14.2       15.8       17.3      18.9
Price / 1999E Earnings(f)                            9.5       11.0       12.6       14.2       15.8       17.3      18.9
Price / 2000E Earnings(f)                            8.5       10.0       11.4       12.8       14.2       15.6      17.1
--------------------------------------------------------------------------------------------------------------------------

Valuation Multiples                                $19.50    $21.00    $22.50
-----------------------------------------------------------------------------
Premium / Market Price (January 25, 2000)(b)        76.3%     89.8%    103.4%
Premium / Market Price (January 19. 2000)(c)        79.3      93.1     106.9
Premium / Market Price (December 27,19991(d)       138.2     156.5     174.8
Premium / Market Price (August 9,1999)(e)           20.9      30.2      39.5
Firm Value / Total Assets Under Mgmt.(%)            0.82      0.88      0.94
Firm Value / Unaffiliated Assets Under Mgmt.(%)     1.21      1.35      1.45
Firm Value / LTM Revenues                           3.0x      3.2x      3.5x
Firm Value / LTM EBITDA                             10.8      11.7      12.5
Price /  LTM Net Income                             20.5      22.1      23.6
Price / 1999E Earnings(f)                           20.5      22.1      23.1
Price / 2000E Earnings(f)                           18.5      19.9      21.3
-----------------------------------------------------------------------------

(a) Public market comparables consist of Federated Investors, John Nuveen, Eaton Vance Corp., Black Rock Inc., Neuberger Berman and Gabelli Asset Mgmt.
(b)   Price as of close (1/25/00): $11.0625
(c)   Price as of close (1/19/00): $10.875
(d)   Price as of close (12/27/00): $8.1875
(e)   Price price to Parent ratings downgrade announcement (8/9/99): $16.125
(f) Based on management forecasts of $0.95 and $1.06 for 1999 and 2000, respectively, and 13.97 million shares outstanding.
(g)   Cumulative weighted average price from 12/16/97 to 1/25/00.


                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
11                                                   A member of citigroup[LOGO]